Prudential Investment Portfolios 3

Prudential QMA Strategic Value Fund

Supplement dated April 26, 2018 to the Fund’s
Currently Effective Summary Prospectus

Robert Leung, CFA is no longer serving as a portfolio manager for the Fund. Accordingly, all references and information pertaining to Mr. Leung are hereby deleted.

Mitchell Stern, PhD and Stephen Courtney continue to serve as portfolio managers for the Fund.

LR1037